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Prospectus                                                     December 29, 1998
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Greenwich Street California Municipal Fund Inc.

Common Stock
      Listed on the American Stock Exchange
      Trading symbol -- GCM

Greenwich Street California Municipal Fund Inc. is a non-diversified, closed-end management investment company. The fund's investment objective is to seek as high a level of current income exempt from federal income tax and California personal income tax as is consistent with preservation of principal. The fund invests primarily in long-term, investment grade municipal debt securities issued by, or on behalf of, the State of California, its agencies, instrumentalities or political subdivisions or multistate agencies or authorities.

      The market price of shares of closed-end funds is sometimes less than the net asset value per share. For more information about this or other risks of investing in the fund, see the "Prospectus Summary" beginning on page 3, and "Risk Factors and Special Considerations" beginning on page 19.

      The prospectus contains important information about the fund. For your benefit and protection, please read it before you invest, and keep it on hand for future reference.

      Shareholder reports can be obtained without charge from your Salomon Smith Barney Financial Consultant or from the fund by calling 1-800-451-2010 or writing to the fund at 388 Greenwich Street, New York, New York 10013. You can review the fund's shareholder reports at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. The Commission charges a fee for this service. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330. You can get the same information free from the Commission's Internet web site at www.sec.com

      The Securities and Exchange Commission has not approved the fund's shares as an investment or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

SALOMON SMITH BARNEY INC.



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Table of Contents
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Prospectus Summary                                                            3
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Fund Expenses                                                                 6
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Financial Highlights                                                          7
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The Fund                                                                      8
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The Offering                                                                  8
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Use of Proceeds                                                               8
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Investment Objective and Management Policies                                  8
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Risk Factors and Special Considerations                                      19
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Investment Restrictions                                                      23
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Share Price Data                                                             24
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Management of the Fund                                                       24
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Securities Transactions and Turnover                                         29
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Dividends and Distributions; Dividend Reinvestment Plan                      30
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Net Asset Value                                                              32
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Taxation                                                                     32
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Description of Shares                                                        37
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Certain Provisions of the Articles of Incorporation                          38
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Custodian, Transfer Agent, Dividend-Paying Agent,
  Registrar and Plan Agent                                                   41
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Reports to Shareholders                                                      41
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Experts                                                                      41
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Further Information                                                          41
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Appendix A                                                                  A-1
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2
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Prospectus Summary
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The following is a summary of more complete information appearing later in the prospectus. You should read the entire prospectus because it contains details that are not in the summary. Cross references in the summary to headings in the prospectus will help you locate information.

INVESTMENT OBJECTIVE AND PRIMARY INVESTMENTS The fund's investment objective is to seek as high a level of current income exempt from federal income tax and California personal income tax as is consistent with the preservation of principal. The fund invests primarily in long-term, investment grade municipal obligations issued by, or on behalf of, the State of California and its political subdivisions, agencies or instrumentalities or multistate agencies or authorities. Investment grade debt securities are rated in one of the four highest rating categories by a nationally recognized statistical rating organization.

      Municipal obligations may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, payment in kind and auction rate features. See "The Fund" and "Investment Objective and Management Policies."

TAX-EXEMPT INCOME The fund invests with the objective that dividends paid by the fund may be excluded by shareholders from their gross incomes for federal income tax and California personal income tax purposes. A portion of the fund's dividends may be taxable. See "The Fund," "Investment Objective and Management Policies" and "Taxation."

THE OFFERING The fund's shares of common stock trade on the American Stock Exchange. Salomon Smith Barney intends to buy and sell the fund's shares and make a market in the common stock. Salomon Smith Barney is not obligated to conduct market-making activities and may stop doing so at any time without notice. See "The Offering" and "Use of Proceeds."

LISTING AMEX.

SYMBOL GCM.

INVESTMENT MANAGER Mutual Management Corp. (MMC) (formerly Smith Barney Mutual Funds Management Inc.). The manager selects and manages the fund's investments in accordance with the fund's investment objective and policies. MMC is also the fund's administrator and oversees the fund's non-investment operations and its relations with its service providers. For its services, MMC receives a fee equal on an annual basis to 0.90% of the fund's average daily net assets.

RISK FACTORS AND SPECIAL CONSIDERATIONS The value of the securities in the fund's portfolio fluctuate in price and the value of your investment in the fund

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Prospectus Summary (continued)
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will go up and down in value. This means that you could lose money on your investment in the fund or the fund could perform less well than similar investments. In addition, the price of the shares is determined by market prices on the AMEX and elsewhere, so you may receive a price that is less than net asset value when you sell your shares. The principal risks associated with an investment in the fund are described under "Risk Factors and Special Considerations," and are summarized below.

      Municipal obligations

      The fund invests primarily in municipal obligations and may be affected by any of the following:

      o Interest rates rise, causing the value of the fund's portfolio generally to decline.

      o Adverse conditions in the California economy negatively affect the amount of state or local tax receipts or legislative or electoral action is taken to reduce the tax revenues available to issuers of California obligations.

      o When interest rates are declining, the issuer of a security may exercise its right to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk.

      o The underlying revenue source for a municipal obligation other than a general obligation bond is insufficient to pay principal or interest in a timely manner.

      o The issuer of a security owned by the fund has its credit rating downgraded or defaults on its obligation to pay principal and/or interest.

      o The manager's judgment about the attractiveness, value or income potential of a particular bond proves to be incorrect.

      o Municipal bonds fall out of favor with investors.

      o Unfavorable legislation affects the tax-exempt status of municipal bonds.

      Investment grade and unrated securities

      The fund invests in investment grade debt securities, and unrated securities that the manager believes are of comparable quality. Investment grade securities that are not in the highest rating category may be subject to greater risk of downgrade and issuer default than higher rated securities and may have speculative characteristics. The fund may experience more difficulty selling unrated securities because markets for these securities may be less liquid.

      Issuer diversification and concentration

      The fund is not diversified, which means that it can invest a higher percentage of its assets in any one issuer. Also, the fund concentrates its investments in

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Prospectus Summary (continued)
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California issuers. Being non-diversified and concentrated in California obligations may magnify the fund's losses from adverse political or economic events affecting a particular issuer or California issuers as a group.

      Derivatives

      The fund may hold securities or use investment techniques that provide for payments based on or "derived" from the performance of an underlying asset, index or other economic benchmark.

      Even a small investment in derivative contracts can have a big impact on the fund's interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets. Derivatives include futures and options transactions.

      Closed-end investment company

      The fund is a closed-end investment company and its shares may trade on the AMEX at a price that is less than its net asset value.

      See "Risk Factors and Special Considerations" and "Certain Provisions of the Articles of Incorporation--Market Discount."

DIVIDENDS AND DISTRIBUTIONS Any dividends from net investment income (income other than net realized capital gains) are paid monthly and any distributions of net realized capital gains are paid annually. Your dividends or distributions are reinvested in additional fund shares through participation in the dividend reinvestment plan, unless you elect to receive cash. The number of shares issued to you by the plan depends on the price of the shares. The price of the shares is determined by the market price at the time the shares are purchased.

Market Price of Fund Shares                  Price of Fund Shares Issued by Plan
--------------------------------------------------------------------------------
Greater than or equal to net asset value     Shares issued at net asset value or
                                             95% of market price, whichever is
                                             greater

Less than net asset value                    Market price

      See "Dividends and Distributions; Dividend Reinvestment Plan."

CUSTODIAN PNC Bank, National Association (PNC Bank) is the fund's custodian. See "Custodian, Transfer Agent, Dividend-Paying Agent, Registrar and Plan Agent."

TRANSFER AGENT, DIVIDEND-PAYING AGENT, REGISTRAR AND PLAN AGENT First Data Investor Services Group, Inc. (First Data) is the fund's transfer

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Prospectus Summary (continued)
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agent, dividend-paying agent and registrar. See "Custodian, Transfer Agent,
Dividend-Paying Agent, Registrar and Plan Agent."


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Fund Expenses
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      The following table shows the expenses the fund pays. As a shareholder, you indirectly bear these expenses.

Greenwich Street California Municipal Fund Inc.
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Annual Expenses
  (as a percentage of net assets)
  Management Fees                                                          0.90%
  Other Expenses*                                                          0.30
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  TOTAL ANNUAL OPERATING EXPENSES*                                         1.20%
================================================================================

* "Other Expenses," as shown above, is based on expenses for the fiscal year ended August 31, 1998.


      EXAMPLE


      The following example estimates the dollar amount of total cumulative expenses that you would pay indirectly over various periods with respect to a hypothetical investment in the fund. These amounts are based upon payment by the fund of operating expenses at the levels set forth in the table above.

      You would indirectly pay the following expenses on a $1,000 investment, assuming (1) a 5% annual return and (2) reinvestment of all dividends and distributions at net asset value:

                         1 year          3 years         5 years        10 years
--------------------------------------------------------------------------------
                           $12             $38             $66            $145

      This example should not be considered a representation of future expenses of the fund. Actual expenses may be greater or less. Moreover, while the example assumes a 5% annual return, the fund's performance will vary and may result in a return greater or less than 5%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in the fund's Dividend Reinvestment Plan may receive shares purchased or issued at a price or value different from net asset value. See "Dividends and Distributions; Dividend Reinvestment Plan."

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Financial Highlights
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      The following information has been audited by KPMG LLP, independent auditors, whose report appears in the fund's August 31, 1998 Annual Report to Shareholders. The information set out below should be read in conjunction with the financial statements and related notes that also appear in the fund's Annual Report, which is incorporated by reference into this prospectus.

For a share of capital stock outstanding throughout each year ended August 31:



Greenwich Street California Municipal Fund Inc.        1998           1997           1996        1995(1)(2)
===========================================================================================================
Net Asset Value, Beginning of Year                   $ 13.66        $ 13.13        $ 12.92        $ 12.00
-----------------------------------------------------------------------------------------------------------
Income From Investment Operations:
  Net investment income(3)                              0.60           0.62           0.63           0.60
  Net realized and unrealized gain                      0.80           0.87           0.30           0.84
-----------------------------------------------------------------------------------------------------------
Total Income from Investment Operations                 1.40           1.49           0.93           1.44
-----------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                (0.59)         (0.63)         (0.70)         (0.52)
  Net realized gains                                   (0.10)         (0.33)         (0.02)            --
-----------------------------------------------------------------------------------------------------------
Total Distributions                                    (0.69)         (0.96)         (0.72)         (0.52)
-----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                         $ 14.37        $ 13.66        $ 13.13        $ 12.92
-----------------------------------------------------------------------------------------------------------
Total Return, Based on Market Value                     7.56%         13.39%         11.92%          0.25%++
-----------------------------------------------------------------------------------------------------------
Total Return, Based on Net Asset Value                 10.98%         12.19%          7.96%         12.24%++
-----------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                     $52,574        $49,985        $48,030        $47,250
-----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(3)                                           1.20%          1.21%          1.15%          1.02%+
  Net investment income                                 4.25           4.64           4.75           5.16+
-----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                    7%            28%            42%             7%
-----------------------------------------------------------------------------------------------------------
Market Price at End of Period                        $ 13.00        $ 12.75        $ 12.13        $ 11.50
===========================================================================================================


(1)   Based on weighted average shares outstanding for period.
(2) For the period from September 23, 1994 (commencement of operations) to August 31, 1995.

(3) The manager waived a portion of its fees for the period from September 23, 1994 to August 31, 1995. If such fees were not waived, the per share decrease in net investment income would have been $0.01, and the ratio of expenses to average net assets would have been 1.14%, annualized.

+     Annualized.
++ Total return is not annualized as it may not be representative of the total return for the period.

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The Fund
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      The fund was incorporated under the laws of the State of Maryland on July
8, 1994 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). Its principal office is located at 388 Greenwich Street, New York, New York 10013. The fund's telephone number is (800) 451-2010.


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The Offering
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      Salomon Smith Barney currently makes a market in the common stock. This prospectus is to be used by Salomon Smith Barney in connection with offers and sales of the common stock in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale. Salomon Smith Barney is not required to make a market in the common stock and may stop doing so at any time. You should not rely on Salomon Smith Barney's market making activites to provide an active or liquid trading market for the common stock.


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Use of Proceeds
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      The fund will not receive any proceeds from the sale of the common stock offered pursuant to this prospectus. Proceeds received by Salomon Smith Barney as a result of its market-making in the common stock will be used by Salomon Smith Barney in connection with its secondary market operations and for general corporate purposes.


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Investment Objective and Management Policies
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      The investment objective and principal investment policies of the fund are discussed below. The fund may not achieve its investment objective. The fund's investment objective may be changed only with the approval of a majority of the fund's outstanding voting securities which is defined in the 1940 Act as the lesser of (1) 67% or more of the shares present at a meeting of the fund, if the holders of more than 50% of the outstanding shares of the fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of the fund.


      GENERAL


      The fund's investment objective is to seek as high a level of current income exempt from federal income tax and California personal income taxes as is consistent with the preservation of principal. In seeking its objective, the fund invests primarily in investment grade debt obligations issued by, or on behalf of, the State of California and its political subdivisions, agencies and instrumentalities or

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Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------


multistate agencies or authorities, the interest from which is, in the opinion of bond counsel to the issuers, excluded from gross income for the purposes of federal income tax as well as California personal income tax. The fund operates subject to a fundamental investment policy providing that, under normal conditions, the fund will invest not less than 80% of its net assets in municipal obligations the interest on which is exempt from federal income tax (other than the alternative minimum tax) (municipal obligations) and not less than 65% of its net assets in municipal obligations the interest on which is also exempt from California personal income tax in the opinion of bond counsel to the issuers (California obligations). The fund generally invests in long-term municipal obligations; under normal market conditions, the weighted average maturity of the fund's securities is generally in excess of 20 years.

      As a non-diversified fund, the fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The fund conducts its operations, however, so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (Code), which relieves the fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. To qualify as a regulated investment company, the fund, among other things, limits its investments so that, at the close of each quarter of its taxable year (1) not more than 25% of the market value of the fund's total assets will be invested in the securities of a single issuer and (2) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer. See "Taxation."

      The fund generally does not invest more than 25% of its total assets in any industry. Governmental issuers of municipal obligations are not considered part of any "industry." Municipal obligations backed only by the assets and revenues of non-governmental users may be deemed to be issued by the non-governmental users, and would be subject to the fund's 25% industry limitation.

      The fund may invest more than 25% of its total assets in a broad segment of the municipal obligations market, such as revenue obligations of hospitals and other health care facilities, housing agency revenue obligations, or airport revenue obligations, if the manager determines that the yields available from obligations in a particular segment of the market justify the additional risks associated with a large investment in the segment. Although these municipal obligations could be supported by the credit of governmental users, or by the credit of non-governmental users engaged in a number of industries, economic, business, political and other developments generally affecting the revenues of the users (for example, proposed legislation or pending court decisions affecting the financing of projects and market factors affecting the demand for their services or products) may have a general adverse effect on all municipal securities in such a market segment.

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Investment Objective and Management Policies (continued)
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      From time to time, the fund's investments include securities as to which the fund, by itself or together with other funds or accounts managed by the manager, holds a major portion or all of an issue of municipal obligations. Because relatively few potential purchasers may by available for these investments and, in some cases, contractual restrictions may apply on resales, the fund may find it more difficult to sell these securities at a time when the manager believes it is advisable to do so.


      MUNICIPAL OBLIGATIONS


      Municipal obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Notes are short-term obligations of issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal Obligations bear fixed, floating and variable rates of interest, and variations exist in the security of municipal obligations, both within a particular classification and between classifications.

      The yields on, and values of, municipal obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the municipal obligation markets, size of a particular offering, maturity of the obligation and rating of the issue. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields or values, whereas obligations of the same maturity and coupon with different ratings may have the same yield or value. See "Risk Factors and Special Considerations -- Municipal Obligations."

      Issuers of municipal obligations may be subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. In addition, the obligations of those issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of the obligations or upon the ability of municipalities to levy taxes. The possibility also exists that, as a result of litigation or other conditions, the power or ability of any issuer to pay, when due, the principal of, and interest on, its obligations may be materially affected.


      QUALITY STANDARDS


      The fund typically purchases municipal obligations if the manager believes that the yield of the obligation is sufficiently attractive in light of the risks of ownership

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Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------


of the obligation. In determining whether the fund should invest in particular municipal obligations, the manager generally considers factors such as:

      o     the price, coupon and yield to maturity of the obligations;

      o the manager's assessment of the credit quality of the issuer of the obligations;

      o     the issuer's available cash flow and the related coverage ratios;

      o     the property, if any, securing the obligations; and

      o the terms of the obligations, including subordination, default, sinking fund and early redemption provisions.

The manager will also review the ratings, if any, assigned to the securities by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Rating Group (S&P), Fitch IBCA, Inc. (Fitch) or another nationally recognized statistical rating organization (NRSRO).

      The fund will invest at least 80% of its total assets in municipal obligations rated investment grade by Moody's, S&P, Fitch or any other NRSRO at the time of investment. For a description of certain investment grade ratings, see Appendix A.

      The ratings of NRSROs represent their opinions as to the quality of the municipal obligations they undertake to rate; the ratings are relative and subjective and are not absolute standards of quality. The manager's judgment as to the credit quality of a municipal obligation, thus, may differ from that suggested by the ratings published by a rating service. The policies of the fund described above as to ratings of investments will apply only at the time of the purchase of a security, and the fund will not be required to dispose of a security in the event an NRSRO downgrades its assessment of the credit characteristics of the security's issuer.


      PRIVATE ACTIVITY BONDS


      The fund may invest without limit in municipal obligations that are tax-exempt "private activity bonds," as defined in the Code, which are in most cases revenue bonds. Private activity bonds generally do not carry the pledge of the credit of the issuing municipality, but are guaranteed by the corporate entity on whose behalf they are issued. Interest income on certain types of private activity bonds issued after August 7, 1986 to finance non-governmental activities is a specific tax preference item for purposes of the federal individual and corporate alternative minimum taxes. Individual and corporate shareholders may be subject to a federal alternative minimum tax to the extent that the fund's dividends are derived from interest on these bonds. Dividends derived from interest income on municipal obligations are a "current earnings" adjustment item for purposes of the federal corporate alternative minimum tax. See "Taxation." Private activity bonds held by the fund will be included in the term municipal obligations for purposes of

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------


determining compliance with the fund's policy of investing at least 80% of its total assets in municipal obligations.


      TYPES OF MUNICIPAL OBLIGATIONS HELD BY THE FUND


      Municipal Leases. Among the municipal obligations in which the fund may invest are municipal leases, which may take the form of a lease or an installment purchase or conditional sales contract to acquire a wide variety of equipment and facilities. Interest payments on qualifying municipal leases are exempt from federal income taxes and state income taxes within the state of issuance. The fund may invest in municipal leases containing "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for the purpose by the applicable legislative body on a yearly or other periodic basis.

      Municipal leases that the fund may acquire will be both rated and unrated. Rated leases that may be held by the fund include those rated investment grade at the time of investment. The fund may acquire unrated issues that the manager deems to be comparable in quality to rated issues in which the fund is authorized to invest. A determination by the manager that an unrated lease obligation is comparable in quality to a rated lease obligation will be made on the basis of, among other things, a consideration of whether the nature of the leased equipment or other property is such that its ownership or use is reasonably essential to a governmental function of the issuing municipality. In addition, all such determinations made by the manager will be subject to oversight and approval by the fund's board of directors.

      Municipal leases held by the fund are considered illiquid securities unless the fund's board of directors determines on an ongoing basis that the leases are readily marketable. An unrated municipal lease with a non-appropriation risk that is backed by an irrevocable bank letter of credit or an insurance policy issued by a bank or insurer deemed by the manager to be of high quality and minimal credit risk will not be deemed to be illiquid solely because the underlying municipal lease is unrated, if the manager determines that the lease is readily marketable because it is backed by the letter of credit or insurance policy.

      Municipal leases are subject to special risks described below under "Risk Factors and Special Considerations." To limit those risks, the fund will invest no more than 5% of its total assets in lease obligations that contain non-appropriation clauses and will only purchase a non-appropriation lease obligation with respect to which (1) the nature of the leased equipment or other property is such that its ownership or use is reasonably essential to a governmental function of the issuing municipality, (2) the lease payments will begin to amortize the principal balance due at an early date, resulting in an average life of five years or less for the lease obligation, (3) appropriate covenants will be obtained from the municipal obligor

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------

prohibiting the substitution or purchase of similar equipment or other property if lease payments are not appropriated, (4) the lease obligor has maintained good market acceptability in the past, (5) the investment is of a size that will be attractive to institutional investors and (6) the underlying leased equipment or other property has elements of portability and/or use that enhance its marketability in the event that foreclosure on the underlying equipment or other property were ever required.


      Zero Coupon Securities. The fund may invest its assets in zero coupon municipal obligations. Zero coupon municipal obligations are generally divided into two categories: pure zero obligations, which are those that pay no interest for their entire term, and zero/fixed obligations, which pay no interest for some initial period and thereafter pay interest currently. In the case of a pure zero obligation, the failure to pay interest currently may result from the obligation's having no stated interest rate, in which case the obligation pays only principal at maturity and is issued at a discount from its stated principal amount. A pure zero obligation may, in the alternative, specify a stated interest rate, but provide that no interest is payable until maturity, in which case accrued unpaid interest on the obligation may be capitalized as incremental principal. The value to the investor of a zero coupon municipal obligation consists of the economic accretion either of the difference between the purchase price and the nominal principal amount (if no interest is stated to accrue) or of accrued, unpaid interest during the municipal obligation's life or payment deferral period.

      Custodial Receipts. The fund may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal obligations. The underwriter of these certificates or receipts typically purchases municipal obligations and deposits the obligations in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon municipal obligations described above. Although under the terms of a custodial receipt, the fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, the fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid and the income earned by the fund could be taxable.

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------


      Municipal Obligation Components. The fund may invest in municipal obligations, the interest rate on which has been divided by the issuer into two different and variable components, which together result in a fixed interest rate. Typically, the first of the components (auction component) pays an interest rate that is reset periodically through an auction process, whereas the second of the components (residual component) pays a residual interest rate based on the difference between the total interest paid by the issuer on the municipal obligation and the auction rate paid on the auction component. The fund may purchase both auction and residual components.

      Because the interest rate paid to holders of residual components, which are also sometimes referred to as "inverse floaters," is generally determined by subtracting the interest rate paid to the holders of auction components from a fixed amount, the interest rate paid to residual component holders will decrease as the auction component's rate increases and increase as the auction component's rate decreases. Moreover, the extent of the increases and decreases in market value of residual components may be larger than comparable changes in the market value of an equal principal amount of a fixed rate municipal obligation having similar credit quality, redemption provisions and maturity.

      Floating and Variable Rate Instruments. The fund may purchase floating and variable rate demand notes and bonds, which are municipal obligations normally having a stated maturity in excess of one year, but which permit their holder to demand payment of principal at any time, or at specified intervals. The issuer of floating and variable rate demand obligations normally has a corresponding right, after a given period, to prepay at its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of the obligations. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time that rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals. Frequently, floating and variable rate obligations are secured by letters of credit or other credit support arrangements provided by banks. Use of letters of credit or other credit support arrangements will not adversely affect the tax-exempt status of these obligations.

      Because they are direct lending arrangements between the lender and borrower, floating and variable rate obligations will generally not be traded. In addition, no secondary market generally exists for these obligations, although their holders may demand their payment at face value. For these reasons, when floating and variable rate obligations held by the fund are not secured by letters of credit or other credit support arrangements, the fund's right to demand payment is dependent on the ability of the borrower to pay principal and interest on demand. The manager, on behalf of the fund, will consider, on an ongoing basis, the creditworthiness of the

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------


issuers of floating and variable rate demand obligations held by the fund. To the extent the fund holds certain floating and variable rate demand obligations or auction components, the fund may not, under certain market conditions, be fully achieving its investment objective.

      Participation Interests. The fund may purchase from financial institutions tax-exempt participation interests in municipal obligations. A participation interest gives the fund an undivided interest in the municipal obligation in the proportion that the fund's participation interest bears to the total amount of the municipal obligation. These instruments may have floating or variable rates of interest. If the participation interest is unrated, it will be backed by an irrevocable letter of credit or guarantee of a bank that the fund's board of directors has determined meets certain quality standards or the payment obligation otherwise will be collateralized by obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities (U.S. Government securities). The fund will have the right, with respect to certain participation interests, to demand payment, on a specified number of days' notice, for all or any part of the fund's interest in the municipal obligation, plus accrued interest. The fund intends to exercise its right with respect to these instruments to demand payment only upon a default under the terms of the municipal obligation or to maintain or improve the quality of the instruments it holds. In addition, the fund will invest no more than 5% of its total assets in participation interests.


      TAXABLE INVESTMENTS


      Under normal conditions, the fund may hold up to 20% of its total assets in cash or money market instruments, including taxable money market instruments (collectively, taxable investments). In addition, the fund may take a temporary defensive posture and invest without limitation in short-term municipal obligations and taxable investments, upon a determination by the manager that market conditions warrant such a posture. To the extent the fund holds taxable investments, the fund will not be pursuing its investment objective.

      Money market instruments in which the fund may invest include: U.S. Government securities; tax-exempt notes of municipal issuers rated, at the time of purchase, no lower than MIG 1 by Moody's, SP-1 by S&P or F-1 by Fitch or, if not rated, by issuers having outstanding, unsecured debt then rated within the three highest rating categories; bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic banks, domestic savings and loan associations and similar institutions); commercial paper rated no lower than P-1 by Moody's, A-1 by S&P or F-1 by Fitch or the equivalent from another nationally recognized rating agency or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; and repurchase agreements. At no time will the fund's investments in bank obligations, including time deposits, exceed 25% of the value of its assets.

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------


      U.S. Government securities in which the fund may invest include direct obligations of the United States and obligations issued by U.S. Government agencies and instrumentalities. Included among direct obligations of the United States are Treasury bills, Treasury notes and Treasury bonds, which differ principally in terms of their maturities. Included among the securities issued by U.S. Government agencies and instrumentalities are: securities that are supported by the full faith and credit of the United States (such as Government National Mortgage Association certificates); securities that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and securities that are supported only by the credit of the instrumentality (such as Federal National Mortgage Association and Federal Home Loan Mortgage Corporation bonds).

      The fund may enter into repurchase agreement transactions with member banks of the Federal Reserve System or with certain dealers listed on the Federal Reserve Bank of New York's list of reporting dealers. A repurchase agreement is a contract under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price on an agreed-upon date. Under the terms of a typical repurchase agreement, the portfolio would acquire an underlying debt obligation for a relatively short period subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. Under each repurchase agreement, the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price.

      The value of the securities underlying a repurchase agreement of the fund will be monitored on an ongoing basis by the manager to ensure that the value is at least equal at all times to the total amount of the repurchase obligation, including interest. The manager will also monitor, on an ongoing basis to evaluate potential risks, the creditworthiness of the banks and dealers with which the fund enters into repurchase agreements.


      INVESTMENT TECHNIQUES


      The fund may employ, among others, the investment techniques described below, which may give rise to taxable income:

      When-Issued and Delayed Delivery Securities. The fund may purchase securities on a when-issued basis, or may purchase or sell securities for delayed delivery. In when-issued or delayed delivery transactions, delivery of the securities occurs beyond normal settlement periods, but no payment or delivery will be made by the fund prior to the actual delivery or payment by the other party to the transaction. The fund will not accrue income with respect to a when-issued or

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------


delayed delivery security prior to its stated delivery date. The fund will establish with PNC Bank a segregated account consisting of cash, or liquid securities having a value equal to or greater than the fund's purchase commitments marked to market daily, pursuant to guidelines. Placing securities rather than cash in the segregated account may have a leveraging effect on the fund's net asset value per share.

      Stand-By Commitments. The fund may acquire "stand-by commitments" with respect to municipal obligations it holds. Under a stand-by commitment, which resembles a put option, a broker, dealer or bank is obligated to repurchase at the fund's option specified securities at a specified price. Each exercise of a stand-by commitment, therefore, is subject to the ability of the fund's counterparty to make payment on demand. The fund will acquire stand-by commitments solely to facilitate liquidity and does not intend to exercise the rights afforded by the commitments for trading purposes. The fund anticipates that stand-by commitments will be available from brokers, dealers and banks without the payment of any direct or indirect consideration. The fund may pay for stand-by commitments if payment is deemed necessary, thus increasing to a degree the cost of the underlying municipal obligation and similarly decreasing the obligation's yield to investors.

      Financial Futures and Options Transactions. To hedge against a decline in the value of municipal obligations it owns or an increase in the price of municipal obligations it proposes to purchase, the fund may enter into financial futures contracts and invest in options on financial futures contracts that are traded on a U.S. exchange or board of trade. The futures contracts or options on futures contracts that may be entered into by the fund will be restricted to those that are either based on an index of municipal obligations or relate to debt securities the prices of which are anticipated by the manager to correlate with the prices of the municipal obligations owned or to be purchased by the fund.

      In entering into a financial futures contract, the fund will be required to deposit with the broker through which it undertakes the transaction an amount of cash or cash equivalents equal to approximately 5% of the contract amount. This amount, which is known as "initial margin," is subject to change by the exchange or board of trade on which the contract is traded, and members of the exchange or board of trade may charge a higher amount. Initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. In accordance with a process known as "marking-to-market," subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, the fund may elect to close the position by taking an opposite position, which will operate to terminate the fund's existing position in the contract.

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------


      A financial futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified property at a specified price, date, time and place. Unlike the direct investment in a futures contract, an option on a financial futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the financial futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on financial futures contracts is limited to the premium paid for the option (plus transaction costs). The value of the option may change daily, and that change would be reflected in the net asset value of the fund.

      Regulations of the Commodity Futures Trading Commission applicable to the fund require that its transactions in financial futures contracts and options on financial futures contracts be engaged in for bona fide hedging purposes or other permitted purposes, and that no such transactions may be entered into by the fund if the aggregate initial margin deposits and premiums paid by the fund exceed 5% of the market value of its assets. In addition, the fund will, with respect to its purchases of financial futures contracts, establish a segregated account consisting of cash or liquid securities in an amount equal to the total market value of the futures contracts, less the amount of initial margin on deposit for the contracts. The fund's ability to trade in financial futures contracts and options on financial futures contracts may be limited to some extent by the requirements of the Code applicable to a regulated investment company that are described below under "Taxation."

      Lending Securities. The fund is authorized to lend securities it holds to brokers, dealers and other financial organizations, but it will not lend securities to any affiliate of the manager, including Salomon Smith Barney, unless the fund applies for and receives specific authority to do so from the SEC. Loans of the fund's securities, if and when made, may not exceed 33 1/3 % of the fund's assets taken at value. The funds' loans of securities will be collateralized by cash, letters of credit or U.S. Government securities that will be maintained at all times in a segregated account with PNC Bank in an amount equal to the current market value of the loaned securities. From time to time, the fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the fund and that is acting as a "finder."

      By lending its securities, the fund can increase its income by continuing to receive interest on the loaned securities, by investing the cash collateral in short-

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------


term instruments or by obtaining yield in the form of interest (which is taxable to shareholders as ordinary income) paid by the borrower when U.S. Government securities are used as collateral. The fund will adhere to the following conditions whenever it lends its securities: (1) the fund must receive at least 100% cash collateral or equivalent securities from the borrower which amount of collateral will be maintained by daily marking to market; (2) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (3) the fund must able to terminate the loan any time; (4) the fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the loaned securities may pass to the borrower, except that, if a material event adversely affecting the investment in the loaned securities occurs, the fund's board of directors must terminate the loan and retain the fund's right to vote the securities.

      Year 2000. The investment management services and administration provided to the fund by MMC depend on the smooth functioning of its computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the fund's operations, including the handling of securities trades, pricing and account services. MMC has advised the fund that it has been reviewing all of its computer systems and actively working on necessary changes to its systems to prepare for the year 2000 and expect that its systems will be compliant before that date. In addition, MMC has been advised by the fund's custodian, transfer agent and accounting service agent that they are also in the process of modifying their systems with the same goal. There can, however, be no assurance that MMC or any other service provider will be successful, or that interaction with other non-complying computer systems will not impair fund services at that time.

      In addition, the ability of issuers to make timely payments of interest and principal or to continue their operations or services may be impaired by the inadequate preparation of their computer systems for the year 2000. This may adversely affect the market values of securities of specific issuers or of securities generally if the inadequacy of preparation is perceived as widespread or as affecting trading markets.

--------------------------------------------------------------------------------
Risk Factors and Special Considerations
--------------------------------------------------------------------------------

      There are various risks associated with an investment in the fund. You should consider whether the fund is an appropriate investment for you. The fund invests substantially all of its assets in municipal obligations of California issuers, and

--------------------------------------------------------------------------------
Risk Factors and Special Considerations (continued)
--------------------------------------------------------------------------------

circumstances or events that affect the value of California municipal obligations or the State of California will affect the fund's net asset value. While certain risks are described elsewhere in this prospectus, the following is intended to provide a summary of the principal risks of an investment in the fund.

      Interest rate sensitivity

      o Municipal obligations are fixed-income securities which are sensitive to changes in interest rates. Generally, when interest rates are rising, the value of the fund's fixed-income securities can be expected to decrease. When interest rates are declining, the value of the fund's fixed-income securities can be expected to increase. The fund's net asset value will fluctuate in response to the increasing or decreasing value of the fund's fixed-income securities.

      Less liquid markets for some municipal obligations

      o The market for municipal obligations and especially unrated obligations may be less liquid than for corporate bonds. Less liquid markets tend to be more volatile and react more negatively to adverse publicity and investor perception than more liquid markets.

      Issuer of a municipal obligation defaults or rating is downgraded

      o The issuer of a municipal obligation may not be able to make timely payments of interest and principal because of general economic downturns or adverse allocation of government cost burdens. This risk of default may be greater for private activity bonds or other municipal obligation whose payments are dependent upon a specific source of revenue. Adverse changes in the issuer's financial condition may negatively affect its credit rating or presumed creditworthiness. These developments would adversely affect the market value of the issuer's obligations.

      Issuer of a municipal obligation declares bankruptcy

      o The issuer of a municipal obligation might declare bankruptcy. To enforce its rights to interest and principal, the fund might be required to take possession of and manage the assets securing the issuer's obligation. This may increase the fund's expenses, reduce its net asset value and increase the amount of the fund's distributions in taxable form.

      Adverse governmental action

      o The U.S. government has enacted laws that have restricted or diminished the income tax exemption on some municipal obligations and it may do so again in the future. If this were to happen, shareholders could receive more of the distributions from the fund in taxable form.

      o The creditworthiness of issuers of California obligations is highly dependent upon the continued strength of the California economy. Governmental activity,

--------------------------------------------------------------------------------
Risk Factors and Special Considerations (continued)
--------------------------------------------------------------------------------

either at the federal or state levels, that negatively impacts the California economy may adversely affect the value of the fund's investments.

      o Voters in California have adopted ballot initiatives in the past restricting revenue sources of state and local governments. The adoption of restrictive measures or the passage of tax reduction legislation by the California Assembly may adversely affect the ability of issuers of California obligations to make timely payment of principal or interest.

      Other

      o The issuer of a municipal obligation may be obligated to redeem the security at face value, but if the fund paid more than face value for the security, the fund may lose money on the security when it is sold.

      o There may be less extensive information available about the financial condition of issuers of municipal obligations than for corporate issuers with publicly traded securities.

      When-Issued and Delayed Delivery Transactions

      The fund may use when-issued and delayed delivery transactions to purchase securities. The value of securities purchased in these transactions may decrease before they are delivered to the fund. Also, the yield on securities purchased in these transactions may be higher in the market when the delivery takes place.

      Financial Futures and Options

      The fund may use financial futures contracts and options on these contracts to protect the fund from a decline in the price of municipal obligations it owns or an increase in the price of a municipal obligation it plans to buy.

      o Because it is not possible to correlate perfectly the price of the securities being hedged with the price movement in a futures contract, it is not possible to provide a perfect offset on losses on the futures contract or the option on the contract. Losses on the fund's security may be greater than gains on the future contract, or losses on the futures contract may be greater than gains on the securities subject to the hedge.

      o To compensate for imperfect correlation, the fund may over-hedge or under-hedge by entering into a futures contract or options on futures contracts in dollar amounts greater or lesser than the dollar amounts of the securities being hedged. If market movements are not as anticipated, the fund could lose money from these positions.

      o If the fund hedges against an increase in interest rates, and rates decline instead, the fund will lose all or part of the benefit of the increase in value of the securities it hedged because it will have offsetting losses in its futures or options positions. Also, in order to meet margin requirements, the fund may have to sell securities at a time it would not normally choose.

--------------------------------------------------------------------------------
Risk Factors and Special Considerations (continued)
--------------------------------------------------------------------------------

      Concentration in California obligations

      The fund concentrates its investments in California obligations and this involves additional risk to the fund that you should consider before you invest in the fund. The following is a summary of special factors affecting California obligations.

      Generally. From the late 1980s through the early 1990s, an economic recession eroded California's revenue base. At the same time, rapid population growth caused State expenditures to exceed budget appropriations.

      o As a result, California experienced a period of sustained budget imbalance.

      o Since that time the California economy has improved and the extreme budgetary pressures have begun to lessen.

      State Government. The 1997-98 Budget Act allocated a State budget of approximately $66.9 Billion and contains no tax increases or reductions. Despite this somewhat improved state, California's budget is still subject to certain unforeseeable events. For example:

      o In December, 1994, Orange County and its investment pool filed for bankruptcy. While a settlement has been reached, the full impact on the State and Orange County is still unknown.

      o California faces constant fluctuations in other expenses (including health and welfare caseloads, property tax receipts, federal funding and natural disaster relief) that will undoubtedly create new budgetary pressure and reduce issuers' ability to pay their debts.

      o California's general obligation bonds were recently rated Aa3 by Moody's and A+ by S&P. The ratings merely reflect the opinions of the rating agencies and can change at any time. See Appendix A.

      o California's economy is dependent to some extent on the ability of its local businesses to export goods to foreign markets. Global events that adversely affect foreign markets may adversely affect the California economy.

      Other Risks. An issuers' ability to make payments on bonds (and the remedies available to bondholders) could also be adversely affected by the following constraints:

      o Certain provisions of California's Constitution, laws and regulatory system contain tax, spending and appropriations limits and prohibit certain new taxes.

      o Certain other California laws subject the users of bond proceeds to strict rules and limits regarding revenue repayment.

--------------------------------------------------------------------------------
Risk Factors and Special Considerations (continued)
--------------------------------------------------------------------------------

      o Bonds of health care institutions which are subject to the strict rules and limits regarding reimbursement payments of California's Medi-Cal program for health care services to welfare recipients and bonds secured by liens on real property are two of the types of bonds affected by these provisions.


--------------------------------------------------------------------------------
Investment Restrictions
--------------------------------------------------------------------------------


      The fund has adopted certain fundamental investment restrictions that may not be changed without the prior approval of the holders of a majority of the fund's outstanding voting securities as defined in the 1940 Act. All percentage limitations included in the investment restrictions below apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations will not require the fund to dispose of any security that it holds. Under its fundamental restrictions, the fund may not:

      1. Borrow money, except for temporary or emergency purposes, or for clearance of transactions, and then only in amounts not exceeding 15% of its total assets (not including the amount borrowed) and as otherwise described in this prospectus. When the fund's borrowings exceed 5% of the value of its total assets, the fund will not make any additional investments.

      2. Sell securities short or purchase securities on margin, except for short-term credits as are necessary for the clearance of transactions, but the fund may make margin deposits in connection with transactions in options, futures and options on futures.

      3. Underwrite any issue of securities, except to the extent that the purchase of municipal obligations may be deemed to be an underwriting.

      4. Purchase, hold or deal in real estate or oil and gas interests, except that the fund may invest in municipal obligations secured by real estate or interests in real estate.

      5. Invest in commodities, except that the fund may enter into futures contracts, including those relating to indexes, and options on futures contracts or indexes, as described in this prospectus.

      6. Lend any funds or other assets, except through purchasing municipal obligations or taxable investments, lending securities and entering into repurchase agreements consistent with the fund's investment objective.


      7. Issue senior securities.

--------------------------------------------------------------------------------
Investment Restrictions (continued)
--------------------------------------------------------------------------------

      8. Invest more than 25% of its total assets in the securities of issuers in any single industry, except that this limitation will not be applicable to the purchase of U.S. Government securities.

      9. Make any investments for the purpose of exercising control or management of any company.

--------------------------------------------------------------------------------
Share Price Data
--------------------------------------------------------------------------------


      The common stock is listed on the AMEX under the symbol "GCM." Salomon Smith Barney currently intends to buy and sell the fund's shares in order to make a market in the common stock.

      The following table sets forth the high and low sales prices for the fund's common stock, the net asset value per share and the discount or premium to net asset value represented by the quotation for each quarterly period for the two most recent fiscal years and each full fiscal quarter since the beginning of the current fiscal year.

                                                         AMEX
                         AMEX                           Price at      NAV at
                         Price              NAV         Quarter-     Quarter-     Premium
Three Months Ended       Range             Range          End          End       (Discount)
============================================================================================
      8/31/96        11.38- 12.88      12.82- 13.53      12.13        13.13        (7.65)
     11/30/96        11.75- 12.75      13.08- 13.76      12.63        13.49        (6.41)
      2/28/97        12.06- 12.88      13.13- 13.52      12.75        13.32        (4.28)
      5/31/97        12.25- 12.88      12.86- 13.26      12.63        13.26        (4.79)
      8/31/97        12.44- 13.25      13.41- 13.84      12.75        13.66        (6.66)
     11/30/97        12.63- 13.19      13.70- 14.00      12.75        14.00        (8.93)
      2/28/98        13.00- 14.00      14.09- 14.42      13.00        14.09        (7.74)
      5/31/98        13.00- 14.00      13.99- 14.25      13.00        14.11        (7.87)
      8/31/98        13.00- 14.00      14.15- 14.35      14.00        14.37        (2.57)
============================================================================================

      As of October 30, 1998, the price per share of common stock as quoted on the AMEX was $13.94, representing a 3.61% discount from the common stock's net asset value calculated on that day.


--------------------------------------------------------------------------------
Management of the Fund
--------------------------------------------------------------------------------

      DIRECTORS AND OFFICERS


      The business and affairs of the fund, including the general supervision of the duties performed by the manager under the management agreement, are the responsibility of the fund's board of directors. The Directors and officers of the

--------------------------------------------------------------------------------
Management of the Fund (continued)
--------------------------------------------------------------------------------


fund, their addresses and their principal occupations for at least the past five years are set forth below:

                       Positions Held              Principal Occupations
Name and Address       with the Fund           During Past Five Years and Age
================================================================================
*+Heath B.             Chairman of the        Managing Director of Salomon
  McLendon             Board of               Smith Barney; Director of 60
  388 Greenwich        Directors,             investment companies associated
  Street               President and          with Salomon Smith Barney;
  New York, NY 10013   Chief Executive        Chairman of the Board of Smith
                       Officer                Barney Strategy Advisers Inc. and
                                              Director and President of MMC and
                                              Travelers Investment Adviser, Inc.
                                              ("TIA"); 65.

+Donald R. Foley       Director               Retired; Director of ten
 3668 Freshwater                              investment companies associated
 Drive                                        with Salomon Smith Barney.
 Jupiter, FL 33477                            Formerly Vice President of
                                              Edwin Bird Wilson, Incorporated
                                              (advertising); 76.

+Paul Hardin           Director               Professor of Law at the
 60134 Davie Street                           University of North Carolina at
 Chapel Hill, NC                              Chapel Hill; Director of twelve
 27599                                        investment companies associated
                                              with Salomon Smith Barney.
                                              Director of The Summit
                                              Bancorporation. Formerly,
                                              Chancellor of the University of
                                              North Carolina at Chapel Hill;
                                              67.

+Roderick C.           Director               Investment Counselor; Director
 Rasmussen                                    of ten investment companies
 9 Cadence Court                              associated with Salomon Smith
 Morristown, NJ                               Barney. Formerly Vice President
 07960                                        of Dresdner and Company Inc.
                                              (Investment counselors); 72.

+John P. Toolan        Director               Retired; Director of ten
 13 Chadwell Place                            investment companies associated
 Morristown, NJ                               with Salomon Smith Barney;
 07960                                        Director of John Hancock Funds.
                                              Formerly Director and Chairman
                                              of Smith Barney Trust Company;
                                              Director of Smith Barney and
                                              MMC; 68.

Lewis F. Daidone       Senior Vice            Managing Director of Salomon Smith
388 Greenwich          President and          Barney, Senior Vice President and
Street                 Treasurer              Treasurer of other investment
New York, NY 10013                            companies associated with Salomon
                                              Smith Barney; Director and Senior
                                              Vice President of MMC and TIA, and
                                              Senior Vice President of Smith
                                              Barney Strategy Advisers Inc.; 41.
================================================================================
* Director who is an "interested person" of the fund as defined in the 1940 Act. + Director, trustee and/or general partner of other investment companies registered under the 1940 Act with which Salomon Smith Barney is affiliated.

--------------------------------------------------------------------------------
Management of the Fund (continued)
--------------------------------------------------------------------------------


                       Positions Held              Principal Occupations
Name and Address       with the Fund           During Past Five Years and Age
================================================================================
Joseph P. Deane        Vice President         Managing Director of Salomon
388 Greenwich          and Investment         Smith Barney and investment
Street                 Officer                officer of other investment
New York, NY 10013                            companies associated with
                                              Salomon Smith Barney; 50.

Thomas M. Reynolds     Controller             Director of Salomon Smith
388 Greenwich                                 Barney and Controller and
Street                                        Assistant Secretary of certain
New York, NY 10013                            other investment companies
                                              associated with Salomon Smith
                                              Barney; 37.

Christina T. Sydor     Secretary              Managing Director of Salomon
388 Greenwich                                 Smith Barney; Secretary of the
Street                                        other investment companies
New York, NY 10013                            associated with Salomon Smith
                                              Barney; Secretary and General
                                              Counsel of MMC and TIA; 47.
================================================================================

      Fees for directors who are not "interested persons" of the fund, all of whom are board members of a group of funds sponsored by Salomon Smith Barney, are set at $42,000 per annum and are allocated based on relative net assets of each fund in the group. In addition, these directors receive $100 per fund for each board meeting attended ($100 per underlying portfolio of each registrant, in the case of in-person meetings), plus reimbursement for travel and out-of-pocket expenses incurred in connection with board meetings.

      The following table shows the compensation paid by the fund to each person who was a director during the fund's fiscal year ended August 31, 1998.

--------------------------------------------------------------------------------
Management of the Fund (continued)
--------------------------------------------------------------------------------

                               COMPENSATION TABLE


                                                                                         Total
                                             Pension or          Compensation          Number of
                                             Retirement           from Fund            Funds for
                            Aggregate     Benefits Accrued         and Fund          Which Director
                           Compensation      as part of             Complex          Serves Within
Name of Person              from Fund       Fund Expenses      Paid to Directors      Fund Complex
--------------             ------------   ----------------     -----------------     --------------
Joseph H. Fleiss+             $449**             0                  $54,900                10
Donald R. Foley                742**             0                   55,400                10
Paul Hardin                    641               0                   73,000                12
Heath B. McLendon*               0               0                        0                60
Roderick C. Rasmussen          741               0                   55,400                10
John P. Toolan                 641**             0                   55,400                10
Francis Martin                 111**             0                   53,000                10

----------
* Designates a director who is an "interested person" of the fund as defined under the 1940 Act.

** Pursuant to the fund's deferred compensation plan, the indicated directors elected to defer the following amounts of their compensation from the fund: Joseph H. Fleiss -- $6; Donald R. Foley -- $21; John P. Toolan -- $641; and Francis Martin -- $111, and the following amounts of their total compensation from the fund complex: Joseph H. Fleiss -- $21,000; Donald R. Foley -- $21,000; John P. Toolan -- $55,400; and Francis Martin -- $53,000.

+ Effective January 1, 1998, Mr. Fleiss became a director emeritus. Upon attainment of age 72 the fund's current directors may elect to change to emeritus status. Any directors elected or appointed to the board of directors in the future will be required to change to emeritus status upon attainment of age 80. Directors emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the fund's directors, together with reasonable out-of-pocket expenses for each meeting attended. During the fund's last fiscal year, total compensation paid by the fund to directors emeritus (other than Mr. Fleiss, who is covered in the table above) totalled $171.

      At the close of business on November 2, 1998, 3,604,656 shares of common stock, or 98.45% of the fund's total shares outstanding on that date, were held of record, but not beneficially owned, by CEDE & Co., c/o The Depository Trust Company, Box 20, Bowling Green Station, NY, NY 10004-9998. As of that date, the officers and Board members of the fund as a group beneficially owned less than 1% of the outstanding shares of the fund.


      INVESTMENT MANAGER


      MMC serves as the fund's investment manager. The manager provides investment advisory and management services to investment companies affiliated with Salomon Smith Barney. MMC was incorporated in 1968 and manages investment companies that had total assets in excess of $105 billion as of October 31, 1998. MMC is located at 388 Greenwich Street, New York, New York 10013. The manager and Salomon Smith Barney are subsidiaries of Citigroup Inc. Citigroup businesses produce a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world. Among these businesses are Citibank, Commercial Credit, Primerica Financial Services,

--------------------------------------------------------------------------------
Management of the Fund (continued)
--------------------------------------------------------------------------------

Salomon Smith Barney, SSBC Asset Management, Travelers Life & Annuity, and Travelers Property Casualty.


      Subject to the supervision and direction of the fund's board of directors, the manager manages the securities held by the fund in accordance with the fund's stated investment objectives and policies, makes investment decisions for the fund, places orders to purchase and sell securities on behalf of the fund and employs managers and securities analysts who provide research services to the fund. MMC also provides certain administration services to the fund, including overseeing the fund's non-investment operations and its relations with other service providers and providing executive and other officers to the fund. The fund pays the manager a management fee for the services provided to the fund that is computed daily and paid monthly at the annual rate of 0.90% of the value of the fund's average daily net assets, which is higher than the rates for similar services paid by other recently organized publicly offered, closed-end management investment companies that have investment objectives and policies similar to those of the fund. For the fiscal year ended August 31, 1998, the fund paid $463,925 in management fees to MMC.

      Citigroup is a bank holding company subject to regulation under the Bank Holding Company Act of 1956 (the "BHCA"), the requirements of the Glass-Steagall Act and certain other laws and regulations.

      Salomon Smith Barney and the manager believe that the manager's services under the Management Agreement and the market-making activities performed by Salomon Smith Barney are not underwriting and are consistent with the BHCA, the Glass-Steagall Act and other federal and state laws applicable to Citigroup. However, there is little controlling precedent regarding the performance of the combination of investment advisory and administrative activities by subsidiaries of bank holding companies. If Salomon Smith Barney and the manager, or their affiliates, were to be prevented from acting as the manager or administrator, the fund would seek alternative means for obtaining these services. The fund does not expect that shareholders would suffer any adverse financial consequences as a result of any such occurrence.

      Joseph P. Deane, vice president and investment officer of the fund, is primarily responsible for management of the fund's assets. Mr. Deane is a managing director of Salomon Smith Barney and is the senior asset manager for seven other investment companies.

      The manager bears all expenses in connection with the performance of the services it provides to the fund. The fund will bear all other expenses to be incurred in its operation including, but not limited to, the costs incurred in connection with the fund's organization; management fees; fees for necessary professional and brokerage services fees for any pricing service; the costs of regulatory compliance; the costs associated with maintaining the fund's corporate existence; and costs of corresponding with the fund's shareholders.

--------------------------------------------------------------------------------
Securities Transactions and Turnover
--------------------------------------------------------------------------------

      GENERAL


      The fund's securities ordinarily are purchased from and sold to parties acting as either principal or agent. Newly issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which the manager determines that the best prices or execution will be obtained. Usually no brokerage commissions, as such, are paid by the fund for purchases and sales undertaken through principal transactions, although the price paid usually includes an undisclosed compensation to the dealer. The prices paid to underwriters of newly issued securities typically include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price.

      Transactions on behalf of the fund are allocated to various dealers by the manager in its best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the manager to supplement its own research and analysis with the views and information of other securities firms.

      Research services furnished by broker-dealers through which the fund effects securities transactions may be used by the manager in managing other investment funds and accounts and conversely, research services furnished to the manager by broker-dealers in connection with other funds and accounts the manager advises may be used by the manager in advising the fund. Although it is not possible to place a dollar value on these services, the manager is of the view that the receipt of the services should not reduce the overall costs of its research services.

      Investment decisions for the fund are made independently from those of other investment companies or accounts managed by the manager. If those investment companies or accounts are prepared to invest in, or desire to dispose of, municipal obligations or taxable investments at the same time as the fund, however, available investments or opportunities for sales will be allocated equitably to each client of the manager. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the fund or the price paid or received by the fund.


      TURNOVER


      The fund cannot accurately predict its turnover rate, but anticipates that its annual turnover rate will not exceed 100%. The fund's turnover rate is calculated by dividing the lesser of the fund's sales or purchases of securities during a year (excluding any security the maturity of which at the time of acquisition is one year or less) by the average monthly value of the fund's securities for the year. Higher turnover rates can result in corresponding increases in the fund's transaction costs.

--------------------------------------------------------------------------------
Securities Transactions and Turnover (continued)
--------------------------------------------------------------------------------


The fund will not consider turnover rate a limiting factor in making investment decisions consistent with its investment objective and policies.


--------------------------------------------------------------------------------
Dividends and Distributions; Dividend Reinvestment Plan
--------------------------------------------------------------------------------


      The fund expects to pay monthly dividends of substantially all net investment income to the holders of the common stock. Net investment income is income (including tax-exempt income and accrued original issue discount income) other than net realized capital gains. Under the fund's current policy, which may be changed at any time by its board of directors, the fund's monthly dividends will be paid at a level that reflects the past and projected performance of the fund, which policy over time will result in the distribution of all net investment income of the fund. From time to time, when the fund makes a capital gains distribution, it may do so in lieu of paying its regular monthly dividend. Net income of the fund consists of all interest income accrued on the fund's assets less all expenses of the fund. Expenses of the fund are accrued each day. Net realized capital gains, if any, will be distributed to the shareholders at least once per year.

      Under the fund's Dividend Reinvestment Plan (plan), a shareholder whose shares of common stock are registered in his own name will have all distributions from the fund reinvested automatically by First Data as purchasing agent under the plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the plan will be paid by check mailed directly to the record holder by or under the direction of First Data as dividend paying agent.

      The number of shares of common stock distributed to participants in the plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value per share of the common stock on the determination date (generally, the record date for the distribution), plan participants will be issued shares of common stock by the fund at a price equal to the greater of net asset value determined as described below under "Net Asset Value" or 95% of the market price of the common stock.

      If the market price of the common stock is less than the net asset value of the common stock at the time of valuation (which is the close of business on the determination date), or if the fund declares a dividend or capital gains distribution payable only in cash, First Data will buy common stock in the open market, on the AMEX or elsewhere, for the participants' accounts. If following the

--------------------------------------------------------------------------------
Dividends and Distributions; Dividend Reinvestment Plan (continued)
--------------------------------------------------------------------------------


commencement of the purchases and before First Data has completed its purchases, the market price exceeds the net asset value of the common stock as of the valuation time, First Data will attempt to terminate purchases in the open market and cause the fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) net asset value as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the fund issues the remaining shares. To the extent First Data is unable to stop open market purchases and cause the fund to issue the remaining shares, the average per share purchase price paid by First Data may exceed the net asset value of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in common stock issued by the fund at such net asset value. First Data will begin to purchase common stock on the open market as soon as practicable after the determination date for the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

      First Data maintains all shareholder accounts in the plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each plan participant will be held by First Data in uncertificated form in the name of the plan participant.

      Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the plan. First Data's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the fund. No brokerage charges apply with respect to shares of common stock issued directly by the fund under the plan. Each plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the plan.

      Experience under the plan may indicate that changes to it are desirable. The fund reserves the right to amend or terminate the plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The plan also may be amended or terminated by First Data, with the fund's prior written consent, on at least 30 days' written notice to plan participants. All correspondence concerning the plan should be directed by mail to First Data Investor Services Group, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at 1-800-451-2010.

--------------------------------------------------------------------------------
Net Asset Value
--------------------------------------------------------------------------------


      The net asset value of shares of the common stock will be calculated as of the close of regular trading on the New York Stock Exchange (NYSE), currently 4:00 p.m. New York time, on each day on which the NYSE is open for trading. The fund reserves the right to cause its net asset value to be calculated on a less frequent basis as determined by the fund's board of directors. For purposes of determining net asset value, futures contracts and options on futures contracts will be valued 15 minutes after the close of regular trading on the NYSE.

      Net asset value per share of common stock is calculated based on the value of the fund's total assets less liabilities. In general, the fund's investments will be valued at market value, or, in the absence of market value, at fair value as determined by or under the direction of the fund's board of directors.

      Short-term investments that mature in 60 days or less are valued on the basis of amortized cost (which involves valuing an investment at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the investment) when the board of directors has determined that amortized cost represents fair value.

      The valuation of the fund's assets is made after consultation with an independent pricing service approved by the fund's board of directors. When, in the judgment of the service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices and asked prices. Investments for which, in the judgment of the service, no readily obtainable market quotation is available, are carried at fair value as determined by the service, based on methods that include consideration of: yields or prices of municipal obligations of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The service may use electronic data processing techniques and/or a matrix system to determine valuations. The procedures of the service are reviewed periodically by the officers of the fund under the general supervision and responsibility of the board of directors, which may replace the service at any time if it determines it to be in the best interests of the fund to do so.


--------------------------------------------------------------------------------
Taxation
--------------------------------------------------------------------------------


      The discussion set out below of tax considerations generally affecting the fund and its shareholders is intended to be only a summary and is not intended as a substitute for careful tax planning by prospective shareholders.

--------------------------------------------------------------------------------
Taxation (continued)
--------------------------------------------------------------------------------


      TAXATION OF THE FUND AND ITS INVESTMENTS

      The fund has qualified and intends to continue to qualify each year as a "regulated investment company" under Subchapter M of the Code. In addition, the fund intends to satisfy each year conditions contained in the Code that will enable interest from municipal obligations, excluded from gross income for federal income tax purposes with respect to the fund, to retain that tax-exempt status when distributed to the shareholders of the fund (that is, to be classified as "exempt-interest" dividends of the fund).

      As a regulated investment company, the fund pays no federal income taxes on its taxable net investment income (that is, taxable income other than net realized capital gains) and its net realized capital gains that are distributed to shareholders. To qualify under Subchapter M of the Code, the fund must, among other things: (1) distribute to its shareholders at least 90% of its taxable net investment income (for this purpose consisting of taxable net investment income and any net realized short-term capital gain in excess of net realized long-term capital loss) and 90% of its tax-exempt net investment income (reduced by certain expenses); (2) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of securities, or other income (including, but not limited to, gains from options, futures and forward contracts) derived with respect to the fund's business of investing in securities; and (3) diversify its holdings so that, at the end of each fiscal quarter of the fund (a) at least 50% of the market value of the fund's assets is represented by cash, U.S. Government securities and securities of other regulated investment companies, and other securities, with those other securities limited, with respect to any one issuer, to an amount no greater than 5% of the fund's assets and (b) not more than 25% of the market value of the fund's assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or of two or more issuers that the fund controls and that are determined to be in the same or similar trades or businesses or related trades or businesses. As a regulated investment company, the fund is subject to a 4% non-deductible excise tax measured with respect to certain undistributed amounts of ordinary income and capital gain. The fund pays dividends and distributions necessary to avoid the application of this excise tax.

      As described above, the fund may invest in financial futures contracts and options on financial futures contracts that are traded on a U.S. exchange or board of trade. As a general rule, these investment activities will increase or decrease the amount of long-term and short-term capital gains or losses realized by the fund and, thus, will affect the amount of capital gains distributed to the fund's shareholders.


      For federal income tax purposes, gain or loss on the futures and options described above (collectively referred to as "Section 1256 Contracts") would, as a general rule, be taxed pursuant to a special "mark-to-market system." Under the

--------------------------------------------------------------------------------
Taxation (continued)
--------------------------------------------------------------------------------


mark-to-market system, the fund may be treated as realizing a greater or lesser amount of gains or losses than actually realized. As a general rule, gain or loss on Section 1256 Contracts is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, and as a result, the mark-to-market system will generally affect the amount of capital gains or losses taxable to the fund and the amount of distributions taxable to a shareholder. Moreover, if the fund invests in both Section 1256 Contracts and offsetting positions to those contracts, then the fund might not be able to receive the benefit of certain realized losses for an indeterminate period of time. The fund expects that its activities with respect to Section 1256 Contracts and offsetting positions to those Contracts (1) will not cause it or its shareholders to be treated as receiving a materially greater amount of capital gains or distributions than actually realized or received and (2) will permit it to use substantially all of its losses for the fiscal years in which the losses actually occur (to the extent it realizes corresponding gains in such years).

      TAXATION OF THE FUND'S STOCKHOLDERS

      Dividends paid by the fund, other than dividends from taxable investments and market discount on municipal obligations and from income or gain derived from securities transactions and from the use of certain of the investment techniques described under "Investment Objective and Management Policies--Investment Techniques," are derived from interest on municipal obligations and are exempt-interest dividends that may be excluded by shareholders from their gross income for federal income tax purposes if the fund satisfies certain asset percentage requirements. Distributions of the fund's net realized short-term capital gains are taxable to shareholders of the fund as ordinary income, and distributions of net realized long-term capital gains are taxable to shareholders as long-term capital gains, regardless of the length of time shareholders have held shares of common stock and whether the distributions are received in cash or reinvested in additional shares. As a general rule, a shareholder's gain or loss on a sale of his shares of common stock will be a long-term gain or loss if he has held his shares for more than one year and will be a short-term capital gain or loss if he has held his shares for one year or less. Dividends and distributions paid by the fund do not qualify for the federal dividends-received deduction for corporations.

      In general, investors should recognize that the benefits of the exemption from state and local taxes, in addition to the exemption from federal taxes, necessarily limits the fund's ability to diversify geographically.


      EXEMPT-INTEREST DIVIDENDS


      Interest on indebtedness incurred by a shareholder to purchase or carry shares of common stock is not deductible for federal income tax purposes to the extent it is deemed related to exempt-interest dividends. If a shareholder receives exempt-interest dividends with respect to any share of common stock and if the share is

--------------------------------------------------------------------------------
Taxation (continued)
--------------------------------------------------------------------------------


held by the shareholder for six months or less, then any loss on the sale of the share may, to the extent of the exempt-interest dividends, be disallowed. The Code may also require a shareholder, if he receives exempt-interest dividends, to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. In addition, the portion of any exempt-interest dividend paid by the fund that represents income derived from private activity bonds held by the fund may not retain its tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by the bonds, or a "related person" of the substantial user. Although the fund's exempt-interest dividends may be excluded by shareholders from their gross income for federal income tax purposes, some or all of the fund's exempt-interest dividends may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. The receipt of dividends and distributions from the Portfolio may affect a foreign corporate shareholder's federal "branch profits" tax liability and the federal "excess net passive income" tax liability of a shareholder of an S corporation. Shareholders should consult their own tax advisors to determine whether they are (1) "substantial users" with respect to a facility or "related" to those users within the meaning of the Code or (2) subject to a federal alternative minimum tax, the federal "branch profits" tax, or the federal "excess net passive income" tax.


      DIVIDEND REINVESTMENT PLAN


      A shareholder of the fund receiving dividends or distributions in additional shares purchased in the open market pursuant to the plan should be treated for federal income tax purposes as receiving a distribution in an amount equal to the amount of money that a shareholder receiving cash dividends or distributions receives, and should have a cost basis in the shares received equal to that amount. With respect to distributions consisting of newly issued shares of the fund, the amount of the distribution for tax purposes is the fair market value of the issued shares on the payment date, and the difference between such fair market value and the amount of cash the shareholder would otherwise have received may be treated as a return of capital. In the case of shares issued by the fund, the shareholder's tax basis in each share received is its fair market value on the payment date, adjusted by any amount treated as a return of capital to the shareholder.


      CALIFORNIA TAXATION


      California law relating to taxation of regulated investment companies and their shareholders was generally conformed to federal law effective January 1, 1997. In any year in which the fund qualifies as a regulated investment company under the Code and is exempt from federal income tax, (i) the fund will also be exempt from the California corporate income and franchise taxes to the extent it distributes its income and (ii) provided 50% or more of the value of the total assets of the fund at

--------------------------------------------------------------------------------
Taxation (continued)
--------------------------------------------------------------------------------


the close of each quarter of its taxable year consists of "California obligations, the interest on which (when held by an individual) is exempt from personal income taxation under the laws of California, the fund will be qualified under California law to pay exempt-interest dividends which will be exempt from the California personal income tax.

      Individual shareholders of the fund who reside in California will not be subject to the California personal income tax on distributions received from the fund which are exempt-interest dividends. The portion of any distribution constituting exempt-interest dividends is that (i) portion derived from California obligations and (ii) designated as such by the fund. The total amount of exempt-interest dividends paid by the fund to its shareholders with respect to any taxable year cannot exceed the amount of interest received by the fund during such year on California obligations less any expenses and expenditures deemed to have been paid from such interest.

      Distributions from the fund that are attributable to sources other than California obligations, generally will be taxable to such shareholders as ordinary income. In addition, distributions of short-term capital gains realized by the fund will be taxable to the shareholders as ordinary income. Distributions of long-term capital gains will be taxable as such to the shareholders regardless of how long they held their shares. Any dividends paid to corporate shareholders subject to the California franchise tax will be taxed to such shareholders.

      Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the fund will not be deductible for California personal income tax purposes. As a result of California's incorporation of certain provisions of the Code, a loss realized by a shareholder upon the sale of shares held for six months or less may be disallowed to the extent of any exempt-interest dividends received with respect to such shares. Any loss realized upon the redemption of shares within 30 days before or after the acquisition of other shares of the same series may be disallowed under the "wash sale" rules. With respect to individual shareholders, California does not treat tax-exempt interest as a tax preference item for purposes of its alternative minimum tax. To the extent a corporate shareholder receives dividends which are exempt from California taxation, a portion of such dividends may be subject to the alternative minimum tax.


      STATEMENTS AND NOTICES


      Statements as to the tax status of the dividends and distributions received by shareholders of the fund are mailed annually. These statements show the dollar amount of income excluded from federal income taxes and the dollar amount, if any, subject to federal income taxes including the portion, if any, of long-term capital gains distributions eligible for the reduced 20% maximum capital gains tax rate. The statements will also designate the amount of exempt-interest dividends that are a specific preference item for purposes of the federal individual and

--------------------------------------------------------------------------------
Taxation (continued)
--------------------------------------------------------------------------------


corporate alternative minimum taxes. The fund will notify shareholders annually as to the interest excluded from federal income taxes earned by the fund with respect to those states and possessions in which the fund has or had investments. The dollar amount of dividends paid by the fund that is excluded from federal income taxation and the dollar amount of dividends paid by the fund that is subject to federal income taxation, if any, will vary for each shareholder depending upon the size and duration of the shareholder's investment in the fund. To the extent that the fund earns taxable net investment income, it intends to designate as taxable dividends the same percentage of each day's dividend as its taxable net investment income bears to its total net investment income earned on that date. Therefore, the percentage of each day's dividend designated as taxable, if any, may vary from day to day.


      BACKUP WITHHOLDING


      If a shareholder fails to furnish a correct taxpayer identification number, fails to report fully dividend or interest income, or fails to certify that he has provided a correct taxpayer identification number and that he is not subject to "backup withholding," the shareholder may be subject to a 31% "backup withholding" tax with respect to (1) taxable dividends and distributions and (2) the proceeds of any sales or repurchases of shares of common stock. An individual's taxpayer identification number is his social security number. The 31% backup withholding tax is not an additional tax and may be credited against a taxpayer's federal income tax liability.


--------------------------------------------------------------------------------
Description of Shares
--------------------------------------------------------------------------------


      The fund was incorporated under the laws of the State of Maryland on July 8, 1994 pursuant to its Articles of Incorporation. The Articles of Incorporation authorize issuance of the common stock. The Articles of Incorporation provide that the fund shall continue without limitation of time.


      COMMON STOCK


                                                                 Amount
                                                               Outstanding
                                                           Exclusive of Shares
                                                        Held by the Fund for its
                                      Amount Held           Own Account as of
                       Shares     by the Fund for Its          November 2,
Title of Class       Authorized       Own Account                 1998
================================================================================
Common Stock         500,000,000           0                    3,658,334

      No shares, other than those currently outstanding, are offered for sale, pursuant to this prospectus. All shares of common stock have equal non-cumulative voting

--------------------------------------------------------------------------------
Description of Shares (continued)
--------------------------------------------------------------------------------


rights and equal rights with respect to dividends, assets and liquidation. Shares of common stock are fully paid and non-assessable when issued and have no preemptive, conversion or exchange rights.


--------------------------------------------------------------------------------
Certain Provisions of the Articles of Incorporation
--------------------------------------------------------------------------------

      ANTI-TAKEOVER PROVISIONS


      The fund's Articles of Incorporation include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the fund or to change the composition of its board of directors and could have the effect of depriving shareholders of an opportunity to sell their shares of common stock at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the fund. Commencing with the first annual meeting of shareholders, the board of directors will be divided into three classes. At the annual meeting of shareholders in each year thereafter, the term of one class will expire and each director elected to the class will hold office for a term of three years. The classification of the board of directors in this manner could delay for up to two years the replacement of a majority of the board. The Articles of Incorporation provide that the maximum number of directors that may constitute the fund's entire board is 12. A director may be removed from office, or the maximum number of directors increased, only by vote of the holders of at least 75% of the shares of common stock entitled to be voted on the matter.

      The affirmative votes of at least 75% of the directors and the holders of at least 75% of the shares of the fund are required to authorize any of the following transactions (referred to individually as a business combination): (1) a merger, consolidation or share exchange of the fund with or into any other person (referred to individually as a reorganization transaction); (2) the issuance or transfer by the fund (in one or a series of transactions in any 12-month period) of any securities of the fund to any other person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding sales of securities of the fund in connection with a public offering, issuances of securities of the fund pursuant to a dividend reinvestment plan adopted by the fund and issuances of securities of the fund upon the exercise of any stock subscription rights distributed by the fund; or (3) a sale, lease, exchange, mortgage, pledge, transfer or other disposition by the fund (in one or a series of transactions in any 12-month period) to or with any person of any assets of the fund having an aggregate fair market value of $1,000,000 or more, except for transactions in securities effected by the fund in the ordinary course of its business (each such sale, lease, exchange, mortgage, pledge, transfer or other disposition being referred to individually as a transfer transaction). The same affirmative votes are required with

--------------------------------------------------------------------------------
Certain Provisions of the Articles of Incorporation (continued)
--------------------------------------------------------------------------------


respect to: any proposal as to the voluntary liquidation or dissolution of the fund or any amendment to the fund's Articles of Incorporation to terminate its existence (referred to individually as termination transaction); and any shareholder proposal as to specific investment decisions made or to be made with respect to the fund's assets.

      A 75% shareholder vote will not be required with respect to a business combination if the transaction is approved by a vote of at least 75% of the continuing directors (as defined below) or if certain conditions regarding the consideration paid by the person entering into, or proposing to enter into, a business combination with the fund and various other requirements are satisfied. In such case, a majority of the votes entitled to be cast by shareholders of the fund will be required to approve the transaction if it is a reorganization transaction or a transfer transaction that involves substantially all of the fund's assets and no shareholder vote will be required to approve the transaction if it is any other business combination. In addition, a 75% shareholder vote will not be required with respect to a termination transaction if it is approved by a vote of at least 75% of the continuing directors, in which case a majority of the votes entitled to be cast by shareholders of the fund will be required to approve the transaction.

      The voting provisions described above could have the effect of depriving shareholders of the fund of an opportunity to sell their common stock at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the fund in a tender offer or similar transaction. In view of the fund's board of directors, however, these provisions offer several possible advantages, including: (1) requiring persons seeking control of the fund to negotiate with its management regarding the price to be paid for the amount of common stock required to obtain control; (2) promoting continuity and stability; and (3) enhancing the fund's ability to pursue long-term strategies that are consistent with its investment objective and management policies. The board of directors has determined that the voting requirements described above, which are generally greater than the minimum requirements under Maryland law and the 1940 Act, are in the best interests of shareholders generally.

      A "continuing director," as used in the discussion above, is any member of the fund's board of directors (1) who is not a person or affiliate of a person who enters or proposes to enter into a business combination with the fund (such a person or affiliate being referred to individually as an interested party) and
(2) who has been a member of the board of directors for a period of at least 12 months (or since the commencement of the fund's operations, if less than 12 months), or is a successor of a continuing director who is unaffiliated with an interested party and is recommended to succeed a continuing director by a majority of the continuing directors then members of the board of directors.

--------------------------------------------------------------------------------
Certain Provisions of the Articles of Incorporation
--------------------------------------------------------------------------------

      CONVERSION TO OPEN-END FUND


      The fund's Articles of Incorporation require the favorable vote of the holders of at least two-thirds of the shares of common stock then entitled to be voted to authorize the conversion of the fund from a closed-end to an open-end investment company as defined in the 1940 Act, unless two-thirds of the Continuing Directors (as defined above) approve such a conversion. In the latter case, the affirmative vote of a majority of the shares outstanding will be required to approve the amendment to the fund's Articles of Incorporation providing for the conversion of the fund.

      MARKET DISCOUNT

      Shares of common stock of closed-end investment companies frequently trade at a discount from net asset value, or in some cases trade at a premium. Shares of closed-end investment companies investing primarily in fixed-income securities tend to trade on the basis of income yield on the market price of the shares and the market price may also be affected by trading volume, general market conditions and economic conditions and other factors beyond the control of the fund. As a result, the market price of the fund's shares may be greater or less than the net asset value. Since the commencement of the fund's operations, the fund's shares have traded in the market at prices that were at times equal to, but generally were below, net asset value.

      Some closed-end investment companies have taken certain actions, including the repurchase of common stock in the market at market prices and the making of one or more tender offers for common stock at net asset value, in an effort to reduce or mitigate the discount, and others have converted to an open-end investment company, the shares of which are redeemable at net asset value.

      The fund's board of directors has seen no reason to adopt any of the steps specified above, which some other closed-end funds have used to address the discount. The experience of many closed-end funds suggests that the effect of many of these steps (other than open-ending) on the discount may be temporary or insignificant. Accordingly, there can be no assurance that any of these actions will be taken or, if undertaken, will cause the fund's shares to trade at a price equal to their net asset value. The fund's investment manager may voluntarily waive its fees from time to time in order to increase the fund's dividend yield in an effort to reduce the discount. Any such waiver may be terminated at any time, and there can be no assurance that such actions would be successful at reducing the discount.

--------------------------------------------------------------------------------
Custodian, Transfer Agent, Dividend-Paying Agent, Registrar and Plan Agent
--------------------------------------------------------------------------------


      PNC Bank, located at 17th and Chestnut Streets, Philadelphia, Pennsylvania 19103, acts as custodian of the fund's investments.

      First Data, located at One Exchange Place, Boston, Massachusetts 02109, serves as the fund's transfer agent, dividend-paying agent and registrar. First Data also serves as purchasing agent in connection with the plan.


--------------------------------------------------------------------------------
Reports to Shareholders
--------------------------------------------------------------------------------


      The fund sends unaudited quarterly and audited annual reports, including a list of investments held, to its stockholders.


--------------------------------------------------------------------------------
Experts
--------------------------------------------------------------------------------


      The audited financial statements incorporated into this prospectus have been so included in reliance on the report of KPMG LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting.

      KPMG LLP, has been selected as the fund's independent auditor to examine and report on the Fund's financial statements and highlights for the fiscal year ending August 31, 1999.


--------------------------------------------------------------------------------
Further Information
--------------------------------------------------------------------------------


      This prospectus does not contain all of the information set forth in the registration statement filed with the SEC. The complete registration statement may be obtained from the SEC upon payment of the fee prescribed by its Rules and Regulations.

                         page left intentionally blank

--------------------------------------------------------------------------------
Appendix A
--------------------------------------------------------------------------------

                  DESCRIPTION OF MOODY'S, S&P AND FITCH RATINGS

      DESCRIPTION OF MOODY'S MUNICIPAL BOND RATINGS:

            Aaa -- Bonds that are rated Aaa are judged to be of the best quality, carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments with respect to these bonds are protected by a large or by an exceptionally stable margin, and principal is secure. Although the various protective elements applicable to these bonds are likely to change, those changes are most unlikely to impair the fundamentally strong position of these bonds.

            Aa -- Bonds that are rated Aa are judged to be of high quality by all standards and together with the Aaa group comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or other elements may be present that make the long-term risks appear somewhat larger than in Aaa securities.

            A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest with respect to these bonds are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

            Baa -- Bonds rated Baa are considered to be medium grade obligations, that is they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.

            Moody's applies the numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

      DESCRIPTION OF MOODY'S MUNICIPAL NOTE RATINGS:

            Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG) and for variable demand obligations are designated Variable Moody's Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans

--------------------------------------------------------------------------------
Appendix A (continued)
--------------------------------------------------------------------------------

bearing the designation MIG 1/VMIG 1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the description MIG 2/VMIG 2 are of high quality, with margins of protection ample, although not as large as the preceding group. Loans bearing the designation MIG 3/VMIG 3 are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

      DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS:

            The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rates Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations, normally evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

      DESCRIPTION OF S&P MUNICIPAL BOND RATINGS:

            AAA -- These bonds are the obligations of the higher quality and have the strongest capacity for timely payment of debt service.

            General Obligation Bonds rated AAA -- In a period of economic stress, the issuers of these bonds will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

            Revenue Bonds Rated AAA -- Debt service coverage with respect to these bonds has been, and is expected to remain, substantial. Stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds, debt service reserve requirements) are rigorous. There is evidence of superior management.

            AA -- The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

--------------------------------------------------------------------------------
Appendix A (continued)
--------------------------------------------------------------------------------

            A -- Principal and interest payments on bonds in this category are regarded as safe although the bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. This rating describes the third strongest capacity for payment of debt service.

            General Obligation Bonds Rated A -- There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

            Revenue Bonds Rated A -- Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appearance appears adequate.

            BBB -- The bonds in this group are regarded as having an adequate capacity to pay interest and repay principal. Whereas bonds in this group normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Bonds rated BBB have the fourth strongest capacity or payment of debt service.

            S&P's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA category.

      DESCRIPTION OF S&P MUNICIPAL NOTE RATINGS:

            Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, -2 or -3) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1+. Notes rated SP-2 have a satisfactory capacity to pay principal and interest.

--------------------------------------------------------------------------------
Appendix A (continued)
--------------------------------------------------------------------------------

      DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS:

            Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is strong, but the relative degree of safety is not as high as for issues designated A-1.

      DESCRIPTION OF FITCH MUNICIPAL BOND RATINGS:

            AAA -- Bonds rated AAA by Fitch have the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments, which is highly unlikely to be adversely affected by foreseeable events.

            AA -- Bonds rated AA by Fitch have a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

            A -- Bonds rated A by Fitch are considered to have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be strong, but may be more vulnerable to changes in economic conditions and circumstances than bonds with higher ratings.

            BBB -- Bonds rated BBB by Fitch currently have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to impair this capacity. This is the lowest investment grade category assigned by Fitch.

            Plus and minus signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs, however, are not used in the AAA category.

--------------------------------------------------------------------------------
Appendix A (continued)
--------------------------------------------------------------------------------

      DESCRIPTION OF FITCH SHORT-TERM RATINGS:

            Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

            The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet financial commitments in a timely manner.

            Fitch's short-term ratings are as follows:

            F1+ -- Issues assigned this rating are regarded as having the strongest capacity for timely payment of financial commitments. The "+" denotes an exceptionally strong credit feature.

            F1 -- Issues assigned this rating are regarded as having the strongest capacity for timely payment of financial commitments.

            F2 -- Issues assigned this rating have a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

            F3 -- The capacity for the timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

                                                            SALOMON SMITH BARNEY
                                                            --------------------
                                                     A member of citigroup[LOGO]

                                                        Greenwich
                                                        Street
                                                        California
                                                        Municipal
                                                        Fund Inc.

                                                        388 Greenwich Street
                                                        New York, New York 10013

                                                        Common Stock


All dealers effecting transactions in the fund's securities, whether or not participating in this distribution, may be required to give investors a prospectus.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. This prospectus does not offer any security other than the fund's shares of common stock. Neither the fund nor Salomon Smith Barney is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

The fund will publish a supplement to the prospectus if there are any material changes in its business after the date of this prospectus.